Exhibit (d)(17)(vi)

AMENDED SCHEDULE A

to the

AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT

ING MUTUAL FUNDS

OPERATING EXPENSE LIMITS

Name of Fund[1]	Maximum Operating Expense Limit (as a percentage of average net assets) Class
	A	B	C	I	O	Q	R	W
ING Asia-Pacific Real Estate Fund Initial Term Expires March 1, 2009	1.75%	2.50%	2.50%	1.50%	N/A	N/A	N/A	N/A

[1]	This Agreement shall automatically renew for one-year terms with respect to a Fund unless otherwise terminated in accordance with the Agreement.
[2]

The operating expense limits apply only at the Fund level and do not limit the fees payable by the underlying investment companies in which the Funds invest. The operating expense limits for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 0.50% and 0.25%, respectively, at the Fund level, effective March 1, 2010.

[3]

The operating expense limits, including the expenses of the underlying investment companies in which the Funds invest, for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 1.65% and 1.40%, respectively, effective March 1, 2010.

[4]	The Initial Term expires March 1, 2010 for Class I Shares of ING Global Natural Resources Fund.
[5]	Class W Shares effective December 17, 2007 and the Initial Term for Class W Shares expires March 1, 2010.
[6]

Class O Shares of ING Diversified International Fund, ING Global Bond Fund, and ING International SmallCap Multi-Manager Fund effective May 30, 2008. The Initial Term for Class O Shares of ING Global Bond Fund and ING International SmallCap Multi-Manager Fund expires March 1, 2010.

[7]	The operating expense limit for Class I Shares of ING Emerging Countries Fund effective January 31, 2008.
[8]

Class W Shares of ING Global Bond Fund and ING International Value Choice Fund effective June 1, 2009. The Initial Term for Class W Shares of ING Global Bond Fund and ING International Value Choice Fund expires March 1, 2011 and March 1, 2010, respectively.

[9]

Class Q Shares of ING International Capital Appreciation Fund effective on or about July 15, 2009. The extension of the expense limit term for ING International Capital Appreciation Fund through March 1, 2011 is effective on or about August 8, 2009 and is contingent upon shareholder approval of the merger of ING International Growth Opportunities Fund with and into ING International Capital Appreciation Fund.

[10]	Class I Shares of ING Russia Fund effective September 30, 2009, and the Initial Term for Class I Shares of ING Russia Fund expires March 1, 2010.

Name of Fund[1]	Maximum Operating Expense Limit (as a percentage of average net assets) Class
	A	B	C	I	O	Q	R	W
ING Diversified International Fund[2,5,6] Term Expires March 1, 2010	0.50%	1.25%	1.25%	0.25%	0.35%	N/A	0.75%	0.10%
Total Expense Limit[3] including expenses of the underlying investment companies	1.65%	2.40%	2.40%	1.40%	1.47%	N/A	1.90%	1.22%
ING Emerging Countries Fund[5,7] Initial Term Expires March 1, 2006	2.25%	2.90%	2.90%	1.75%	N/A	2.15%	N/A	1.90%

[1]	This Agreement shall automatically renew for one-year terms with respect to a Fund unless otherwise terminated in accordance with the Agreement.
[2]

The operating expense limits apply only at the Fund level and do not limit the fees payable by the underlying investment companies in which the Funds invest. The operating expense limits for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 0.50% and 0.25%, respectively, at the Fund level, effective March 1, 2010.

[3]

The operating expense limits, including the expenses of the underlying investment companies in which the Funds invest, for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 1.65% and 1.40%, respectively, effective March 1, 2010.

[4]	The Initial Term expires March 1, 2010 for Class I Shares of ING Global Natural Resources Fund.
[5]	Class W Shares effective December 17, 2007 and the Initial Term for Class W Shares expires March 1, 2010.
[6]

Class O Shares of ING Diversified International Fund, ING Global Bond Fund, and ING International SmallCap Multi-Manager Fund effective May 30, 2008. The Initial Term for Class O Shares of ING Global Bond Fund and ING International SmallCap Multi-Manager Fund expires March 1, 2010.

[7]	The operating expense limit for Class I Shares of ING Emerging Countries Fund effective January 31, 2008.
[8]

Class W Shares of ING Global Bond Fund and ING International Value Choice Fund effective June 1, 2009. The Initial Term for Class W Shares of ING Global Bond Fund and ING International Value Choice Fund expires March 1, 2011 and March 1, 2010, respectively.

[9]

Class Q Shares of ING International Capital Appreciation Fund effective on or about July 15, 2009. The extension of the expense limit term for ING International Capital Appreciation Fund through March 1, 2011 is effective on or about August 8, 2009 and is contingent upon shareholder approval of the merger of ING International Growth Opportunities Fund with and into ING International Capital Appreciation Fund.

[10]	Class I Shares of ING Russia Fund effective September 30, 2009, and the Initial Term for Class I Shares of ING Russia Fund expires March 1, 2010.

Name of Fund[1]	Maximum Operating Expense Limit (as a percentage of average net assets) Class
	A	B	C	I	O	Q	R	W
ING European Real Estate Fund Initial Term Expires March 1, 2009	1.75%	2.50%	2.50%	1.50%	N/A	N/A	N/A	N/A
ING Foreign Fund[5] Initial Term Expires March 1, 2006	1.95%	2.70%	2.70%	1.60%	N/A	1.85%	N/A	1.45%
ING Global Bond Fund[6,8] Initial Term Expires March 1, 2008 Initial Term for Class W Shares Expires March 1, 2011	0.90%	1.65%	1.65%	0.61%	0.90%	N/A	N/A	0.65%
ING Global Natural Resources Fund[4,5] Initial Term Expires March 1, 2010	2.75%	N/A	N/A	2.50%	N/A	N/A	N/A	2.50%

[1]	This Agreement shall automatically renew for one-year terms with respect to a Fund unless otherwise terminated in accordance with the Agreement.
[2]

The operating expense limits apply only at the Fund level and do not limit the fees payable by the underlying investment companies in which the Funds invest. The operating expense limits for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 0.50% and 0.25%, respectively, at the Fund level, effective March 1, 2010.

[3]

The operating expense limits, including the expenses of the underlying investment companies in which the Funds invest, for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 1.65% and 1.40%, respectively, effective March 1, 2010.

[4]	The Initial Term expires March 1, 2010 for Class I Shares for ING Global Natural Resources Fund.
[5]	Class W Shares effective December 17, 2007 and the Initial Term for Class W Shares expires March 1, 2010.
[6]

Class O Shares of ING Diversified International Fund, ING Global Bond Fund, and ING International SmallCap Multi-Manager Fund effective May 30, 2008. The Initial Term for Class O Shares of ING Global Bond Fund and ING International SmallCap Multi-Manager Fund expires March 1, 2010.

[7]	The operating expense limit for Class I shares of ING Emerging Countries Fund effective January 31, 2008.
[8]

Class W Shares of ING Global Bond Fund and ING International Value Choice Fund effective June 1, 2009. The Initial Term for Class W Shares of ING Global Bond Fund and ING International Value Choice Fund expires March 1, 2011 and March 1, 2010, respectively.

[9]

Class Q Shares of ING International Capital Appreciation Fund effective on or about July 15, 2009. The extension of the expense limit term for ING International Capital Appreciation Fund through March 1, 2011 is effective on or about August 8, 2009 and is contingent upon shareholder approval of the merger of ING International Growth Opportunities Fund with and into ING International Capital Appreciation Fund.

[10]	Class I Shares of ING Russia Fund effective September 30, 2009, and the Initial Term for Class I Shares of ING Russia Fund expires March 1, 2010.

Name of Fund[1]	Maximum Operating Expense Limit (as a percentage of average net assets) Class
	A	B	C	I	O	Q	R	W
ING Global Real Estate Fund[5] Initial Term Expires March 1, 2007	1.75%	2.50%	2.50%	1.50%	1.75%	N/A	N/A	1.50%
ING Index Plus International Equity Fund Term Expires March 1, 2011	1.15%	1.90%	1.90%	0.90%	1.15%	N/A	N/A	N/A
ING International Capital Appreciation Fund[9] Initial Term Expires March 1, 2011	1.50%	2.25%	2.25%	1.25%	N/A	1.50%	N/A	N/A
ING International Equity Dividend Fund[5] Initial Term Expires March 1, 2009	1.40%	2.15%	2.15%	1.15%	N/A	N/A	N/A	1.15%

[1]	This Agreement shall automatically renew for one-year terms with respect to a Fund unless otherwise terminated in accordance with the Agreement.
[2]

The operating expense limits apply only at the Fund level and do not limit the fees payable by the underlying investment companies in which the Funds invest. The operating expense limits for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 0.50% and 0.25%, respectively, at the Fund level, effective March 1, 2010.

[3]

The operating expense limits, including the expenses of the underlying investment companies in which the Funds invest, for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 1.65% and 1.40%, respectively, effective March 1, 2010.

[4]	The Initial Term expires March 1, 2010 for Class I for ING Global Natural Resources Fund.
[5]	Class W Shares effective December 17, 2007 and the Initial Term for Class W Shares expires March 1, 2010.
[6]

Class O Shares of ING Diversified International Fund, ING Global Bond Fund, and ING International SmallCap Multi-Manager Fund effective May 30, 2008. The Initial Term for Class O Shares of ING Global Bond Fund and ING International SmallCap Multi-Manager Fund expires March 1, 2010.

[7]	The operating expense limit for Class I Shares of ING Emerging Countries Fund effective January 31, 2008.
[8]

Class W Shares of ING Global Bond Fund and ING International Value Choice Fund effective June 1, 2009. The Initial Term for Class W Shares of ING Global Bond Fund and ING International Value Choice Fund expires March 1, 2011 and March 1, 2010, respectively.

[9]

Class Q Shares of ING International Capital Appreciation Fund effective on or about July 15, 2009. The extension of the expense limit term for ING International Capital Appreciation Fund through March 1, 2011 is effective on or about August 8, 2009 and is contingent upon shareholder approval of the merger of ING International Growth Opportunities Fund with and into ING International Capital Appreciation Fund.

[10]	Class I Shares of ING Russia Fund effective September 30, 2009, and the Initial Term for Class I Shares of ING Russia Fund expires March 1, 2010.

Name of Fund[1]	Maximum Operating Expense Limit (as a percentage of average net assets) Class
	A	B	C	I	O	Q	R	W
ING International SmallCap Multi-Manager Fund[5,6] Initial Term Expires March 1, 2006	1.95%	2.60%	2.60%	1.40%	1.85%	1.85%	N/A	1.60%
ING International Value Choice Fund[8] Initial Term Expires March 1, 2006 Initial Term for Class W Shares Expires March 1, 2010	1.70%	2.45%	2.45%	1.45%	N/A	N/A	N/A	1.45%
ING International Value Opportunities Fund Initial Term Expires March 1, 2008	1.40%	2.15%	2.15%	1.15%	N/A	N/A	N/A	N/A

[1]	This Agreement shall automatically renew for one-year terms with respect to a Fund unless otherwise terminated in accordance with the Agreement.
[2]

The operating expense limits apply only at the Fund level and do not limit the fees payable by the underlying investment companies in which the Funds invest. The operating expense limits for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 0.50% and 0.25%, respectively, at the Fund level, effective March 1, 2010.

[3]

The operating expense limits, including the expenses of the underlying investment companies in which the Funds invest, for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 1.65% and 1.40%, respectively, effective March 1, 2010.

[4]	The Initial Term expires March 1, 2010 for Class I Shares for ING Global Natural Resources Fund.
[5]	Class W shares effective December 17, 2007 and the Initial Term for Class W Shares expires March 1, 2010.
[6]

Class O Shares of ING Diversified International Fund, ING Global Bond Fund, and ING International SmallCap Multi-Manager Fund effective May 30, 2008. The Initial Term for Class O Shares of ING Global Bond Fund and ING International SmallCap Multi-Manager Fund expires March 1, 2010.

[7]	The operating expense limit for Class I Shares of ING Emerging Countries Fund effective January 31, 2008.
[8]

Class W Shares of ING Global Bond Fund and ING International Value Choice Fund effective June 1, 2009. The Initial Term for Class W Shares of ING Global Bond Fund and ING International Value Choice Fund expires March 1, 2011 and March 1, 2010, respectively.

[9]

Class Q Shares of ING International Capital Appreciation Fund effective on or about July 15, 2009. The extension of the expense limit term for ING International Capital Appreciation Fund through March 1, 2011 is effective on or about August 8, 2009 and is contingent upon shareholder approval of the merger of ING International Growth Opportunities Fund with and into ING International Capital Appreciation Fund.

[10]	Class I Shares of ING Russia Fund effective September 30, 2009, and the Initial Term for Class I Shares of ING Russia Fund expires March 1, 2010.

Name of Fund[1]	Maximum Operating Expense Limit (as a percentage of average net assets) Class
	A	B	C	I	O	Q	R	W
ING Russia Fund[10] Initial Term Expires March 1, 2006 Initial Term for Class I Shares Expires March 1, 2010	3.35%	4.10%	N/A	3.10%	N/A	N/A	N/A	N/A

/s/ HE
HE

Date Last Amended: September 30, 2009

[1]	This Agreement shall automatically renew for one-year terms with respect to a Fund unless otherwise terminated in accordance with the Agreement.
[2]

The operating expense limits apply only at the Fund level and do not limit the fees payable by the underlying investment companies in which the Funds invest. The operating expense limits for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 0.50% and 0.25%, respectively, at the Fund level, effective March 1, 2010.

[3]

The operating expense limits, including the expenses of the underlying investment companies in which the Funds invest, for Class O Shares and Class W Shares of ING Diversified International Fund will increase to 1.65% and 1.40%, respectively, effective March 1, 2010.

[4]	The Initial Term expires March 1, 2010 for Class I Shares for ING Global Natural Resources Fund.
[5]	Class W shares effective December 17, 2007 and the Initial Term for Class W Shares expires March 1, 2010.
[6]

Class O Shares of ING Diversified International Fund, ING Global Bond Fund, and ING International SmallCap Multi-Manager Fund effective May 30, 2008. The Initial Term for Class O Shares of ING Global Bond Fund and ING International SmallCap Multi-Manager Fund expires March 1, 2010.

[7]	The operating expense limit for Class I shares of ING Emerging Countries Fund effective January 31, 2008.
[8]

Class W Shares of ING Global Bond Fund and ING International Value Choice Fund effective June 1, 2009. The Initial Term for Class W Shares of ING Global Bond Fund and ING International Value Choice Fund expires March 1, 2011 and March 1, 2010, respectively.

[9]

Class Q Shares of ING International Capital Appreciation Fund effective on or about July 15, 2009. The extension of the expense limit term for ING International Capital Appreciation Fund through March 1, 2011 is effective on or about August 8, 2009 and is contingent upon shareholder approval of the merger of ING International Growth Opportunities Fund with and into ING International Capital Appreciation Fund.

[10]	Class I Shares of ING Russia Fund effective September 30, 2009, and the Initial Term for Class I Shares of ING Russia Fund expires March 1, 2010.